SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. _)


Filed by the Registrant     X
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
 X       Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                ICHOR Corporation
                (Names of Registrant as Specified in Its Charter)



    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):

 X     No filing fee
|_|    Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)      Proposed maximum aggregate value of transaction:
         5)      Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                ICHOR Corporation
                         Suite 1250, 400 Burrard Street
                           Vancouver, British Columbia
                                 Canada V6C 3A6

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
ICHOR Corporation:

         Notice is hereby given that the Annual Meeting of Shareholders of ICHOR Corporation (the "Company") will be held at 6 Cours de Rive, Third Floor, CH1211 Geneva, Switzerland at 10:00 a.m., Central Europe Time, July 9, 1998, for the following purposes:

     1. To elect two (2) directors of the Company to hold office until the 2001 Annual Meeting of Shareholders.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 21, 1998, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

                                     By Order of the Board of Directors,

                                     /s/ Michael J. Smith
                                     Michael J. Smith
                                     President


May 29, 1998

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                                ICHOR Corporation

                                 PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the management of ICHOR Corporation (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at 6 Cours de Rive, Third Floor, CH1211 Geneva, Switzerland on July 9, 1998, and any adjournments thereof. If the Proxy is properly executed and received by the Company prior to the meeting or any adjournment thereof, the shares of common stock of the Company, par value $.01 per share ("Common Shares"), represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the Common Shares will be voted for the nominees for director. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a Proxy bearing a date later than the date of the Proxy with the Secretary of the Company, Mr. Roy Zanatta, Suite 1250, 400 Burrard Street, Vancouver, British Columbia, Canada V6C 3A6, or by attendance at the meeting and voting your Common Shares in person. If you attend the meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and form of Proxy are being mailed to Shareholders commencing on or about May 29, 1998.

         The holders of a majority of the Common Shares outstanding and entitled to vote at the Annual Meeting must be present in person or represented by Proxy in order for a quorum to be present. Under applicable law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote for election of directors.

         Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by directors, officers and regular employees of the Company without additional remuneration therefor. The Company may also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Common Shares. All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

         The close of business on May 21, 1998, has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

         On the Record Date, there were 4,907,520 Common Shares of the Company issued and outstanding. Each Common Share is entitled to one vote on each of the matters properly presented at the Annual Meeting. Cumulative voting in the election of directors is not permitted. Assuming a quorum is present, directors will be elected by a plurality of votes cast at the meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of May 8, 1998, by: (i) all persons known by the Company to own more than five percent of the outstanding Common Shares; (ii) each of the Company's executive officers and directors that beneficially owns any Common Shares; and (iii) all executive officers and directors as a group. The following is based solely on statements filed with the Securities and Exchange Commission or other information the Company believes to be reliable.

Name and Address of                                    Amount and Nature of
Beneficial Owner                                      Beneficial Ownership(1)                   Percent of Class
MFC Bancorp Ltd.                                              6,951,802(2)                            88.1%
6 Rue Charles-Bonnet
1206 Geneva, Switzerland

Michael J. Smith                                                 10,000(3)                              *
6 Rue Charles-Bonnet
1206 Geneva, Switzerland

Roy Zanatta                                                      10,000(3)                              *
2 Stratford Place
London, England
United Kingdom, W1N 9AE

John M. Musacchio                                               120,050(4)                            2.4%
507 Lakewood Drive
Monroeville,PA  15146

Leonard Petersen                                                 10,000(3)                              *
Suite 1270, Granville Street
Vancouver, B.C.
Canada V7Y 1G6

All executive officers and directors                            150,050(5)                            3.1%
as a group (6 persons)

-----------------
*        Less than 1%.

(1) To the extent set forth in the footnotes below, includes Common Shares issuable in exchange for the Company's 5% Cumulative Redeemable
         Convertible Preferred Shares, Series 1 ("Preferred Shares"). The conversion price is 90% of the 20-day average closing trading price of the Common Shares on the stock exchange or quotation system through which the largest number of Common Shares traded during the period immediately preceding the date that notice of conversion is delivered to the Company. For the purposes of this table, the conversion price and amount of Common Shares underlying the Preferred Shares has been calculated as of May 8, 1998, based on a conversion price of $1.35 per Common Share.

(2)       Represents  3,970,320  outstanding  Common  Shares  and the  2,981,482
          Common  Shares into which the 402,500  Preferred  Shares  beneficially owned by MFC Bancorp Ltd. ("MFC") were convertible at May 8, 1998. MFC shares  voting and  dispositive  power over  these  Common  Shares and
          Preferred Shares with Logan  International Corp.  ("Logan"),  Drummond
          Financial  Corporation  ("Drummond"),  Sutton Park  International Ltd.
          ("Sutton Park") and Constable  Investments  Ltd.  ("Constable") as set
          forth below. MFC beneficially  owns 71.1% of the voting  securities of
          Logan,  including  60,000 shares of Logan's Series B Preferred  Shares over which MFC shares voting and  dispositive  control with  Drummond.
          MFC beneficially  owns 47.9% of the outstanding  voting  securities of
          Drummond, comprised of Common Shares of Drummond over which MFC shares
          voting  and  dispositive  power  with  its  wholly-owned   subsidiary,
          Ballinger  Corporation,  and all of  Drummond's  Series  1,  Preferred
          Stock. Sutton Park and Constable are wholly-owned  operating companies of MFC.

          Logan owns 2,500,000 Common Shares and 142,500 Preferred Shares,  over which it shares voting and dispositive power with MFC. At May 8, 1998, the 142,500  Preferred  Shares were  convertible into 1,055,556 Common
          Shares.  Drummond owns  1,470,320  Common  Shares over which  Drummond shares voting and dispositive power with MFC. Sutton Park owns 175,000
          Preferred  Shares over which it shares  voting and  dispositive  power
          with  MFC.  At  May  8,  1998,  the  175,000   Preferred  Shares  were
          convertible  into  1,296,296  Common  Shares.  Constable  owns  85,000
          Preferred  Shares over which it shares  voting and  dispositive  power with MFC. At May 8, 1998, the 85,000 Preferred Shares were convertible into 629,630 Common Shares.

(3)     Represents Common Shares underlying options exercisable within 60 days.

(4)     Includes 120,000 Common Shares underlying options exercisable within
        60 days.

(5)     Includes 150,000 Common Shares underlying options exercisable within
        60 days.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The number of directors of the Company is established at six. The votes of a plurality of the Common Shares present in person or by Proxy at the Annual Meeting are required to elect the directors.

         The Board of Directors is divided into three classes. Pursuant to the Bylaws of the Company, two (2) directors will serve until the Annual Meeting in 1999, two (2) directors will serve until the Annual Meeting in 2000 and two (2) directors are to be elected at this Annual Meeting to serve until the Annual Meeting in 2001.

         The nominees, Mr. Michael Smith and Mr. Roy Zanatta, presently serve as directors and each of them has indicated that he is willing and able to serve as a director following the Annual Meeting. If either Mr. Smith or Mr. Zanatta is unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. Proxies received by the Company on which no designation is made will be voted FOR the nominee.

Directors

         The following table sets forth information regarding each nominee for election as a Director and each Director whose term of office will continue after the Annual Meeting.

                                                                                 Expiration of
Name                       Current Position with the Company          Age      Term as a Director
Michael J. Smith            President, Chief Financial Officer,
                            Treasurer and Director                     50             1998
Roy Zanatta                 Secretary and Director                     33             1998
John Musacchio              Chief Operating Officer
                             and Director                              50             1999
Young-Soo Ko                Director                                   41             1999
Leonard Petersen            Director                                   44             2000
Jae-Sun Lee                 Director                                   71             2000


         Michael J. Smith became a director of the Company during 1996 and President and Chief Financial Officer of the Company on January 10, 1997. Mr. Smith is the President, Chief Executive Officer and a director of MFC. He was Chief Financial Officer of Mercer International Inc. from May 1988 until 1996. Mr. Smith is Chief Executive Officer, Chief Financial Officer and a director of Logan and of Drummond.

         Roy Zanatta is currently an employee and director of MFC and has been associated with MFC in various capacities since 1993. Mr. Zanatta joined Drummond as Secretary in March 1995 and became a Vice-President in May 1995. During 1992 and 1993, he was employed as a management consultant by the British Columbia Hydro and Power Authority, a major electric utility. From 1991 to 1992, Mr. Zanatta was employed as a project manager with the Canadian Standards Association. Mr. Zanatta earned a B.Sc. Degree in 1987 from the University of British Columbia and an M.B.A. from McGill University in 1991.

         Leonard Petersen has been a director of the Company since 1996. Since 1990, he has served as a director and a senior officer of Pemcorp Management, Inc. He was a chartered accountant with Davidson & Company from 1987 to 1990. Mr. Petersen is a director of Logan.

         John Musacchio was President of the Company from July 1994 until January 10, 1997. Mr. Musacchio served as Vice President - Technical Services of PDG Environmental, Inc. ("PDGE") from November 1992 until July 1994. In this position he was responsible for PDGE's remediation business. From 1984 until November 1992, Mr. Musacchio was a partner at Paul C. Rizzo Associates, Inc., an environmental consulting firm. During that period he served as Director, Senior Vice President and Chief Operating Officer of that corporation.

         Young-Soo Ko became a director of the Company in February 1998. Since 1991, he has been the Managing Director of Sung Sim Services Ltd., and from 1984 until 1991 he was the Manager of Kolon Trading Co., Ltd. of Seoul, Korea, and Hong Kong. Mr. Ko earned a B.A. Degree in International Commerce in 1984 from Dankook University in Seoul.

         Jae-Sun Lee became a director of the Company in February 1998. Since 1990, he has been the Chairman of EE-Chin Industrial Co. Ltd., Seoul, Korea. He earned a Masters Degree in Economics in 1962 from Sung Kyun-Kwan Graduate School in Korea and he graduated in 1960 from the National Defense College in Korea.

         During the fiscal year ended December 31, 1997, the Board of Directors acted on six occasions by unanimous written consent.

Committees of the Board

         The Company has established an Audit Committee. The function of the Audit Committee is to meet with and review the results of the audit of the Company's financial statements performed by the independent public accountants and to recommend the selection of independent public accountants. The members of the audit committee are Mr. Zanatta, Mr. Smith and Mr. Petersen. In 1997, the Audit Committee acted on one occasion by unanimous written consent.

         The Company also has established a Compensation Committee. The members of the Compensation Committee are Mr. Zanatta and Mr. Smith. The primary duty of the Compensation Committee is to grant stock options under the Company's Stock Option Plan and to review the performance of management and make recommendations with respect to management compensation and award bonuses to employees and consultants under the Company's Incentive Bonus Plan. In 1997, the Compensation Committee acted on two occasions by unanimous written consent.

         The Company does not have a Nominating Committee.

                             EXECUTIVE COMPENSATION

         The following table sets forth for the last three fiscal years information on the annual compensation for the Company's chief executive officer ( the "CEO") and the Company's only executive officer other than the CEO that received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 1997 (collectively, with the CEO, the "Named Executive Officers").

                           Summary Compensation Table

                                                                                             Long Term
                                                 Annual Compensation                       Compensation
                              ----------------------------------------------------------   -------------
                                                                                            Securities
                                                                          Other             Underlying
       Name and Principal                                                 Annual             Options/            All Other
            Position            Year       Salary($)     Bonus($)    Compensation($)          SARs(#)         Compensation($)
            --------            ----       ---------     --------    ---------------          -------         ---------------
     Michael J. Smith,        1997            0            0                0                    0                   0
     President and Chief      1996(1)         0            0                0                 10,000                 0
     Financial Officer        1996(2)         0            0                0                    0                   0

     John M. Musacchio,       1997         170,250         0                0                 120,000                0
     Chief Operating          1996(1)      114,960         0                0                    0                   0
     Officer(3)               1996(2)      115,842         0                0                 100,000                0
-----------------------

(1)      Represents the eleven-month period from February 1 through December 31,
         1996. Effective February 1, 1996, the Company changed its fiscal year to a calendar year. Prior to that, the Company's fiscal year ended
         January 31.

(2) Represents the twelve-month period from February 1, 1995 through January 31, 1996. See Note 1 above.

(3) Effective January 10, 1997, Mr. Musacchio ceased to be President of the Company and became Chief Operating Officer.


Stock Options

         The following table sets forth information concerning the award of stock options to the Named Executive Officers during fiscal 1997:

                      Option/SAR Grants in Last Fiscal Year

                               Number of         % of Total                                  Potential Realizable Value
                               Securities       Options/SARs                                 at Assumed Annual Rates of
                               Underlying        Granted to       Exercise or                Stock Price Appreciation
                              Options/SARs      Employees in     Base Price      Expiration       for Option Term
                              Granted (#)        Fiscal Year         ($/Sh)        Date           5%($)         10%($)
John M. Musacchio               120,000             82.8%            2.00        11/5/2007        150,934        382,498


         The options granted to Mr. Musacchio in 1997 were granted pursuant to the Company's 1994 Amended Stock Option Plan (the "1994 Plan"). Half of those options becomes exercisable on May 5, 1999, and the remaining half becomes exercisable on May 5, 2000.

Option Exercises; Outstanding Options

         The table below provides information on exercises of options during 1997 by the Named Executive Officers and information with respect to unexercised options held by the Named Executive Officers at December 31, 1997.

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values

                                                                       Number of Securities   Value of Unexercised
                                                                            Underlying            In-The-Money
                                                                            Unexercised          Options/SARs at
                                                                          Options/SARs at      Fiscal Year-End ($)
                                Common Shares                           Fiscal Year-End (#)       Exercisable/
                                Acquired on                                Exercisable/           Unexercisable
        Name                    Exercise (#)      Value Realized ($)       Unexercisable
Michael J. Smith                     0                     0                 10,000/0                1,325/0
John M. Musacchio                    0                     0              120,000/120,000              0/0

Employment Agreement

         Under the terms of an employment agreement dated November 30, 1995, as amended February 1, 1997, Mr. Musacchio's annual salary is $165,000 or such greater amount as may be set from time to time by the President or the Board of Directors. Mr. Musacchio's 1997 salary was $170,250. While he is employed by the Company, Mr. Musacchio is entitled to participate in all Company employee benefit plans generally available to the Company's executives and to participate equitably in bonuses and/or additional incentive compensation as determined in the discretion of the Compensation Committee of the Board of Directors. Mr. Musacchio is employed "at will" by the Company and may be terminated at any time without cause. If the Company terminates him without cause, Mr. Musacchio shall be entitled to a severance benefit equivalent to one year's salary (the "Severance Benefit"). Mr. Musacchio may terminate his employment agreement on six months' written notice to the Company. Subject to certain exceptions, Mr. Musacchio may not, during the term of his employment agreement, for two years after he retires or at any time when he is receiving his annual salary or the Severance Benefit, engage in any business that is substantially competitive with any business then actively conducted by the Company or any of its subsidiaries.

Compensation of Directors

         Employee directors are not compensated in their role as directors. The outside directors of the Company receive $500 for each meeting they attend plus reimbursement for their actual expenses incurred in attending such meetings. In addition, the Company has established the 1994 Plan which provides for grants of options to employee and non-employee directors.

         Pursuant to the 1994 Plan, each non-employee director ordinarily is automatically granted an option to purchase 10,000 shares upon becoming a director. Each director who has served for at least 12 months ordinarily will automatically be granted an additional option to purchase 1,250 shares on the fifth business day following the Company's Annual Meeting of Shareholders. Options granted to non-employee directors are exercisable immediately upon grant and for a period of ten years thereafter. No non-employee director may be awarded more than 15,000 options.

         Options granted to non-employee directors have a per share exercise price equal to at least the fair market value of a share of the Company's Common Shares at the time the option is granted. Options granted to non-employee directors terminate ten years from grant, unless the termination is due to the director's death, in which event the exercise period is one year following death, but not beyond the original maximum term of the option. During the fiscal year ended December 31, 1997, no options were granted to non-employee directors.


         The following Report of the Compensation Committee on Executive Compensation and the Peformance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating for reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

Report of the Compensation Committee on Executive Compensation

         The Company's approach to executive compensation is designed to enable it to recruit, retain and motivate executives to achieve the Company's performance objectives and to increase shareholder value. The Company currently determines executive compensation using a number of different criteria. Each executive officer's individual performance and area of responsibility is evaluated on an annual basis in relation to base salary, comparative compensation surveys which include benefits and the Company's long-term incentive compensation plans.

         Performance management reviews are conducted periodically for all employees of the Company and executive officers. Individual goals are established at that time, incorporating the overall strategic plans and objectives of the Company. The performance review focuses on an executive officer's specific area of responsibility, accomplishments and contributions as they relate to both personal performance and the Company's overall performance.

         The basic benefits offered to executive officers, which include participation in the Company's 401(k) Plan, group health insurance, group term life insurance and disability insurance, are the same as those provided to other employees of the Corporation. Additionally, certain executive officers are provided with automobile allowances and club memberships which are used for both business and personal purposes.

         Executive officers of the Company are eligible to participate in the Company's 1994 Plan and the Company's 1995 Qualified Incentive Stock Option Plan (the "1995 Plan"). The Compensation Committee approves periodic grants of options to executive officers under the 1994 Plan and the 1995 Plan as part of the performance review process.

         The 1997 compensation of the Company's President, Mr. Smith, was maintained at the level specified in his employment agreement. No bonus or stock options were awarded to Mr. Smith in 1997.

         This report was approved by the Compensation Committee.

                                  /s/ Roy Zanatta            /s/ Michael Smith

Performance Graph

         The information set forth in the table below and graphically on the following page compares the value of the Common Shares to the Nasdaq Market Index and an industry index representing peer issuers. Each of the total cumulative total returns presented assumes a $100.00 investment on February 9, 1995, the date of the Company's initial public offering, and reinvestment of dividends. The industry index of peer issuers is comprised of the following securities: EA Engineering Science & Technology; EMCON; Fluor Daniel GTI Inc. (formerly Groundwater Technology, Inc.); GZA Geoenvironmental Technologies, Inc.; International Technology Corp.;New Horizons Worldwide (formerly Handex Corp.); OHM Corp; Sevenson Environmental; and Roy F. Weston Inc. (Class A). Omega Environmental, Inc., which previously was included in the group of peer issuers, was omitted from this year's group, because it was delisted from the Nasdaq Stock Market in September 1997.

Company or Index                     February 9, 1995                       Fiscal Year Ended December 31
----------------                     ----------------       ----------------------------------------------------------------
                                                                   1995                  1996                  1997
                                                                   ----                  ----                  ----
ICHOR Corporation                           100.00                13.89                 37.50                 33.33
Peer Group Index                            100.00                95.04                 93.38                 97.77
Nasdaq Market Index                         100.00                128.69                159.91                195.61


Certain Relationships and Related Party Transactions

         In February 1998, Conqueror Holdings Ltd. ("Conqueror") completed the acquisition of 30,000 Preferred Shares for $300,000. Mr. Smith is President and a director of Conqueror.

         On March 6, 1998, Logan completed the acquisition of 142,500 Preferred Shares in consideration of debt forgiveness in the amounts of $600,000 and $825,000 effective, respectively, September 30 and December 31, 1997. The indebtedness had been represented by the Company's 8% note due December 1999, payable monthly to Logan and collateralized by certain assets of the Company's subsidiaries. Logan waived interest of $114,000 due for 1997. Logan shares voting and dispositive power with MFC over 59.6% of the Company's Common Shares as of May 8, 1998, including 1,055,556 Common Shares issuable upon conversion of the 142,500 Preferred Shares calculated as of May 8, 1998, based upon a conversion price of $1.35 per Common Share. Michael J. Smith, President, Chief Financial Officer, Treasurer and a director of the Company, is President, Chief Financial Officer and a director of Logan and President, Chief Executive Officer and a director of MFC. Roy Zanatta, Secretary and a director of the Company is Secretary and a director of MFC.

         On March 6, 1998, the Company issued 175,000 Preferred Shares to Sutton Park in consideration of $1,000,000 cash and Sutton Park's release, effective December 31, 1997, of the Company's guarantee of a $750,000 loan to Ortek Inc. ("Ortek") due January 1, 1999. Interest on the loan accrued at 11% per annum and was secured by all of Ortek's personal property. Sutton Park is a wholly-owned operating subsidiary of MFC and shared voting and dispositive power with MFC over 20.9% of the Company's Common Shares as of May 8, 1998, including 1,296,296 Common Shares issuable upon conversion of the 175,000 Preferred Shares calculated as of May 8, 1998, based upon a conversion price of $1.35 per Common Share. Mr. Smith is a director of Sutton Park.

         On March 6, 1998, Constable completed the acquisition of 85,000 Preferred Shares for $850,000. Constable is a wholly-owned operating subsidiary of MFC and shared voting and dispositive power with MFC over 11.4% of the Company's Common Shares as of May 8, 1998, including 629,630 Common Shares issuable upon conversion of the 85,000 Preferred Shares calculated as of May 8, 1998, based upon a conversion price of $1.35 per Common Share. Mr. Smith is a director of Constable.

         Drummond established a $750,000 credit facility for the Company and its wholly-owned subsidiary, ICHOR Services, Inc., pursuant to a loan agreement effective January 15, 1997, as amended effective June 30, 1997. The demand loan is secured by all of the personal property of the Company and ICHOR Services Inc. and accrues interest at 10% per annum. After June 30, 1997, Drummond increased the credit facility on the same terms to $780,000. That amount was the principal balance outstanding at December 31, 1997 and the amount currently outstanding. Drummond shares voting and dispositive power with MFC over 30.0% of the Company's Common Shares as of May 8, 1998. Mr. Smith is President, Chief Executive Officer, Chief Financial Officer and a director of Drummond. Mr. Zanatta is Vice President and a director of Drummond.

         At December 31, 1997, the Company had an intercompany receivable from Logan in the amount of $270,000. See "Indebtedness of Management."

Indebtedness of Management

         At December 31, 1997, the Company had an intercompany receivable from Logan in the amount of $270,000, which is not yet paid. The receivable represents an amount that Logan collected on the Company's behalf in connection with the Company's sale of a subsidiary in 1997 to an unrelated third party.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

         Based solely on the review of the copies of such reports received by the Company, the Company believes that, with respect to its fiscal year ended December 31, 1997, all of its executive officers, directors and 10% shareholders filed all required reports under Section 16(a) in a timely manner.

                      INDEPENDENT ACCOUNTANTS AND AUDITORS

     Peterson Sullivan P.L.L.C., Certified Public Accountants, has been selected by the Board of Directors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1998. Peterson Sullivan P.L.L.C. examined the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 1997. Representatives of Peterson Sullivan P.L.L.C. are not expected to be present at the Annual Meeting.

                          FUTURE SHAREHOLDER PROPOSALS

         Any proposal that a Shareholder intends to present at the next Annual Meeting of Shareholders must be received by the Company on or before January 31, 1999.

                                  OTHER MATTERS

         The Board of Directors knows of no matter other than those mentioned in the Proxy Statement to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Board of Directors may adjourn the meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

         A copy of the Company's Annual Report on Form 10-K to the Securities and Exchange Commission will be provided to Shareholders without charge upon written request directed to Shareholders Information, ICHOR Corporation, Suite 1250, 400 Burrard Street, Vancouver, British Columbia, Canada V6C 3A6.

         BY ORDER OF THE BOARD OF DIRECTORS.



         DATE:  May 29, 1998.

                                      PROXY

                                ICHOR CORPORATION
                         Suite 1250, 400 Burrard Street
                   Vancouver, British Columbia, Canada V6C 3A6

This  Proxy  is  solicited  on  behalf  of  the  Board  of  Directors  of  ICHOR
Corporation.

     The undersigned hereby appoints Michael J. Smith and Rene Randall, and each of them, as proxies, each with the power of substitution to represent and to vote as designated below, all the shares of common stock of ICHOR Corporation held of record by the undersigned on May 21, 1998, at the Annual Meeting of Shareholders to be held on July 9, 1998, or any adjournment thereof.

1.    ELECTION OF DIRECTORS

         FOR the nominees listed                     WITHHOLD AUTHORITY
         below (except as marked                     to vote for the nominees
         to the contrary below)      |_|             listed below          |_|

     (Instruction: To withhold authority to vote for a nominee, strike a line through the nominee's name in the list below.)

                   Michael J. Smith (Term will expire in 2001)
                     Roy Zanatta (Term will expire in 2001)

2. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.


     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

     Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED _________________, 1998
                                             ------------------------------
                                             Signature


                                             ------------------------------
                                             Print Name


                                             ------------------------------
                                             Signature, if jointly held


                                             ------------------------------
                                             Print Name

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.